Exhibit 10.2

AMENDMENT NO. 1

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of June 20, 2016, by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the “Borrower”), AMERIGAS PROPANE, INC., a Pennsylvania corporation (the “General Partner”), the lenders who are party to this Amendment from time to time (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders.

WITNESSETH:

WHEREAS, the Borrower, the General Partner, the Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of June 18, 2014 (as may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Credit Agreement”; terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement);

WHEREAS, AmeriGas Partners, L.P. (the “MLP”), AmeriGas Finance Corp. (“Finance Corp.”) and/or AmeriGas Finance LLC want to refinance three separate tranches of senior notes (6.25% senior notes due 2019, 6.75% senior notes due 2020 and 6.50% senior notes due 2021 (the “Existing Notes”) by using the proceeds from the issuance by the MLP and Finance Corp. of senior notes (the “New Notes”) to purchase the Existing Notes for cash via a tender offer (the “Tender Offer”) and a subsequent call (redemption) pursuant to the terms of the Indenture for any and all Existing Notes that are not tendered in the Tender Offer.

WHEREAS, the Borrower and the General Partner have requested that the Agent and the Lenders agree to amend the definition of “Consolidated MLP Total Leverage Ratio” contained in the Credit Agreement in order that the net increase in Consolidated Indebtedness of MLP and its Subsidiaries resulting from the issuance of the New Notes prior to the purchase or redemption of the Existing Notes will not result in a breach of the Consolidated MLP Total Leverage Ratio for the fiscal quarter ending June 30, 2016 in the event the high yield debt issuance for the New Notes is successfully launched and the Tender Offer is commenced prior to June 27, 2016; and

WHEREAS, the Agent and the Lenders have agreed to make such revisions on the terms and conditions set forth in this Amendment.

NOW THEREFORE, the parties hereto hereby agree as follows:

1. Amendment. Effective as of the date hereof, the definition of “Consolidated MLP Total Leverage Ratio” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as to read as follows:

“Consolidated MLP Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness of MLP and its Subsidiaries on such date to (b) Consolidated EBITDA of MLP and its Subsidiaries for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date; provided, however, for the fiscal quarter ended June 30, 2016 only, in the event the high yield debt issuance for the New Notes (as defined in Amendment No. 1 to the Credit Agreement) is successfully launched and the tender offer for the Existing Notes (as defined in Amendment No. 1 to the Credit Agreement) is commenced prior to June 27, 2016, Consolidated Total Indebtedness shall only include the outstanding principal amount of the New Notes to the extent the outstanding principal amount of the New Notes exceeds the sum of, without duplication, (i) the principal amount of the Existing Notes tendered by the respective holders thereof to the Borrower for payment in full, together with accrued interest thereon, promptly following the issuance of the New Notes and (ii) the principal sum of the Existing Notes that are not so tendered, but have been irrevocably called for redemption pursuant to the terms of the relevant Indenture for payment in full, together with accrued interest thereon, promptly following the issuance of the New Notes.

2. Representations and Warranties. The Borrower and the General Partner represent and warrant to the Agent and each Lender that:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by the Borrower or General Partner, as applicable, and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance of this Amendment.

(d) The representations and warranties set forth in Article VI of the Credit Agreement (in the case of Sections 6.1 through 6.24, relating to the Borrower and the Subsidiary Guarantors and in the case of Sections 6.1 through 6.6, 6.9 through 6.11, 6.19 through 6.21, and 6.23 through 6.25, relating to the General Partner) are true and correct in all material respects on the date hereof as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier time or date, in which case they shall have been true and correct in all material respects as of such earlier time or date) and as if each reference in said Article VI to “this Agreement” includes reference to this Amendment and the Credit Agreement as amended by this Amendment.

(e) No Default or Event of Default under the Credit Agreement has occurred and is continuing on the date hereof (before and after giving effect to the Amendment).

3. Execution. This Amendment shall have been executed and delivered by the Borrower, the General Partner, the Agent and the Required Lenders.

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4. General. References (i) in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder,” “hereof” and words of like import referring to the Credit Agreement), and (ii) in the other Loan Documents to “the Credit Agreement” and “the Agreement” (and indirect references such as “thereunder,” “thereof” and words of like import referring to the Credit Agreement) shall be deemed to be references to the Credit Agreement as amended by this Amendment.

5. Miscellaneous. Except as herein provided, the Credit Agreement and all other Loan Documents shall remain unchanged and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or by email in portable document format (“.pdf”) shall constitute delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

AMERIGAS PROPANE, L.P.

By:	AMERIGAS PROPANE, INC.,
as General Partner

By:	/s/ Hugh J. Gallagher
Name:	Hugh J. Gallagher
Title:	Vice President – Finance and
Chief Financial Officer

GENERAL PARTNER:

AMERIGAS PROPANE, INC.

By:	/s/ Hugh J. Gallagher
Name:	Hugh J. Gallagher
Title:	Vice President – Finance and
Chief Financial Officer

Signature Page

to

Amendment to Credit Agreement

(AmeriGas Propane, L.P.)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:	/s/ Frederick W. Price
Name: Frederick W. Price
Title: Managing Director

Signature Page

to

Amendment to Credit Agreement

(AmeriGas Propane, L.P.)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Authorized Signatory

By:	/s/ Kelly Heimirch
Name: Kelly Heimirch
Title: Authorized Signatory

Signature Page

to

Amendment to Credit Agreement

(AmeriGas Propane, L.P.)

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Helen D. Davis
Name: Helen D. Davis
Title: Executive Director

Signature Page

to

Amendment to Credit Agreement

(AmeriGas Propane, L.P.)

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:	/s/ Leslie D. Broderick
Name: Leslie D. Broderick
Title: Senior Vice President

Signature Page

to

Amendment to Credit Agreement

(AmeriGas Propane, L.P.)

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Domenic D’Ginto
Name: Domenic D’Ginto
Title: Senior Vice President

Signature Page

to

Amendment to Credit Agreement

(AmeriGas Propane, L.P.)

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Matthew J. Davis
Name: Matthew J. Davis
Title: Senior Vice President

Signature Page

to

Amendment to Credit Agreement

(AmeriGas Propane, L.P.)

CITIBANK, N.A., as a Lender

By:	/s/ Tariq Masaud
Name: Tariq Masaud
Title: Vice President

Signature Page

to

Amendment to Credit Agreement

(AmeriGas Propane, L.P.)

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Richard K Fronapfel, Jr.
Name: Richard K Fronapfel, Jr.
Title: Vice President

Signature Page

to

Amendment to Credit Agreement

(AmeriGas Propane, L.P.)

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Bryan Heller
Name: Bryan Heller
Title: Director

Signature Page

to

Amendment to Credit Agreement

(AmeriGas Propane, L.P.)

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:	/s/ Nicholas Richards
Name: Nicholas Richards
Title: Vice President

Signature Page

to

Amendment to Credit Agreement

(AmeriGas Propane, L.P.)

SANTANDER BANK, N.A., as a Lender

By:	/s/ William Maag
Name: William Maag
Title: Managing Director

Signature Page

to

Amendment to Credit Agreement

(AmeriGas Propane, L.P.)

TD BANK, N.A., as a Lender

By:	/s/ Shannon Batchman
Name: Shannon Batchman
Title: Senior Vice President

Signature Page

to

Amendment to Credit Agreement

(AmeriGas Propane, L.P.)